Exhibit 99.1

Waitr Reports Second Quarter 2020 Results

LAFAYETTE, LA, August 6, 2020 — Waitr Holdings Inc. (Nasdaq: WTRH) (“Waitr” or the “Company”), a leader in on-demand food ordering and delivery, today reported financial results for the second quarter of 2020.

Second Quarter 2020 Highlights

•	Revenue for the second quarter of 2020 was $60.5 million, compared to $51.3 million in the second quarter of 2019, an increase of 18%.

•

Net income for the second quarter of 2020 was $10.7 million, or $0.10 per diluted share, compared to a loss of $24.9 million, or a loss of $0.32 per diluted share, in the second quarter of 2019, a change of $35.6 million.

•	Adjusted EBITDA[1] for the second quarter of 2020 was $16.7 million, compared to a loss of $14.9 million in the second quarter of 2019, a change of $31.6 million.

•	As of July 31, 2020, cash on hand was $87.3 million.

•

On August 3, 2020, the Company prepaid $10.5 million in debt in exchange for a rate decrease of 200 basis points for 1 year along with an extension of the maturity date 1 year to November 15, 2023 on both its credit facility and convertible notes.

“We are pleased with our second quarter results, especially our strong revenue growth and profitability. Our  solid performance in the second quarter is a result of the initiatives we implemented pre-pandemic and the hard work of our team members, our restaurant partners and our drivers, as well as the trust that we have earned from our customers who have relied on us to deliver high-quality food throughout the pandemic,” said Carl Grimstad, Chairman and CEO of Waitr.

“We continue to reinforce our presence in our most important markets by increasing delivery areas, adding grocery and alcohol delivery services, and expanding our customer service and dispatch teams,” continued Grimstad. “All of these growth initiatives are being supported by a leaner cost structure with an eye on efficiencies and appropriate returns on deployed capital.”

Since the onset of the pandemic, Waitr has been nimble in adapting its business.  Waitr continues to actively work with our local communities, diners, restaurant partners, drivers and employees in joint efforts to mitigate risks and hardships arising from the ongoing COVID-19 pandemic. The Company has been working with new and existing restaurant partners to boost delivery potential and sustain their businesses in the current environment, and has provided restaurants with free marketing and promotional support, discounted delivery fees and other assistance. Waitr has also recently added a donation feature to its app, the proceeds from which go to charities to help feed those in need, including Feeding America.

“The continued demand for our services enables us to provide communities with employment opportunities for drivers. The increase in the number of drivers, in turn, expands capacity and improves service for our restaurant partners and diners,” concluded Grimstad.

[1]	Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of GAAP net income (loss) to Adjusted EBITDA is included under “Non-GAAP Financial Measure”.

Second Quarter 2020 Financial Results

•	Revenue for the second quarter of 2020 was $60.5 million, compared to $51.3 million in the second quarter of 2019, an increase of 18%.

•	Operations and support expense decreased by $9.2 million, or 23%, to $30.5 million for the second quarter of 2020, compared to $39.7 million for the second quarter of 2019.

•	Sales and marketing expense decreased by $12.6 million, or 82%, to $2.7 million for the second quarter of 2020, compared to $15.3 million for the second quarter of 2019.

•	Research and development expense decreased to $1.2 million for the second quarter of 2020, in comparison to $2.1 million for the second quarter of 2019.

•	General and administrative expense decreased by 18% to $10.1 million for the second quarter of 2020 from $12.4 million for the second quarter of 2019.

•	Depreciation and amortization expense decreased to $2.1 million in the second quarter of 2020 from $4.8 million in the second quarter of 2019.

Second Quarter Key Business Metrics

•	Average Daily Orders for the second quarter of 2020 were 44,241, an increase of 18% over first quarter 2020 average daily orders of 37,576.

•	Active Diners as of June 30, 2020 were over 2 million.

Liquidity Update

As of June 30, 2020, the Company had cash on hand of $66.7 million, of which $3.2 million was reserved under a compensating balance arrangement with a bank. The Company had total long-term debt outstanding at June 30, 2020 of $109.5 million, consisting of $59.6 million of term loans, $49.6 million of convertible notes and $0.3 million of promissory notes. The term loans and convertible notes mature in November 2023. Short-term debt as of June 30, 2020 included $12.5 million for the current portion of the term loans and $2.1 million of short-term loans.

The combination of the effects of implementing several strategic initiatives focused on improving revenue per order, cost per order, cash flow and profitability, along with proceeds from the sales of common stock pursuant to the at-the-market offerings launched by the Company in March and May 2020 resulted in increases in working capital and liquidity from December 31, 2019.

Other Information

Waitr will not be hosting a conference call to discuss the second quarter 2020 operational and financial results.

About Waitr Holdings Inc.

Founded in 2013 and based in Lafayette, Louisiana, Waitr is a leader in on-demand food ordering and delivery. Waitr, along with Bite Squad connect local restaurants and grocery stores to diners in underserved U.S. markets. Together they are a convenient way to discover, order and receive great food from local restaurants, national chains and grocery stores. As of June 30, 2020, Waitr and Bite Squad operated in small and medium sized markets in the United States in over 700 cities.

Cautionary Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements,” as defined by the federal securities laws, including statements regarding the Company’s financial results, implementation of strategic initiatives and future performance of the Company. Forward-looking statements reflect Waitr’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties, including the impact of the coronavirus (COVID-19) pandemic on the Company’s business and operations, and those described under the section entitled “Risk Factors” in Waitr’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020, as such factors may be updated from time to time in Waitr’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Additional information will be set forth in Waitr’s Quarterly Report on Form 10-Q for the three months ended June 30, 2020, which will be filed with the SEC on August 6, 2020, and should be read in conjunction with these financial results. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Waitr’s filings with the SEC. While forward-looking statements reflect Waitr’s good faith beliefs, they are not guarantees of future performance. Waitr disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Waitr (or to third parties making the forward-looking statements).

Waitr has thus far been able to operate effectively during the COVID-19 pandemic. However, the potential impacts and duration of the COVID-19 pandemic on the global economy and on the Company’s business, in particular, may be difficult to assess or predict. The pandemic has resulted in, and may continue to result in, significant disruption of global financial markets, which may reduce the Company’s ability to access capital and continue to operate effectively. The COVID-19 pandemic could also reduce the demand for the Company’s services. In addition, a recession or further financial market correction resulting from the spread of COVID-19 could adversely affect demand for the Company’s services. To the extent that the COVID-19 pandemic adversely impacts the Company’s business, results of operations, liquidity or financial condition, it may also have the effect of heightening many of the other risks described in the risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Non-GAAP Financial Measure

Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

We define Adjusted EBITDA as net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization, acquisition and restructuring costs, stock-based compensation expense, impairments of intangible assets and goodwill, gains and losses associated with derivatives and debt extinguishments and when applicable, other expenses that do not reflect our core operations. We use this non-GAAP financial measure as a key performance measure because we believe it facilitates operating performance comparisons from period to period by excluding potential differences primarily caused by variations in capital structures, tax positions, the impact of acquisitions and restructuring, the impact of depreciation and amortization expense on our fixed assets and the impact of stock-based compensation expense. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP.

See “Non-GAAP Financial Measure/Adjusted EBITDA” below for a reconciliation of net income (loss) to Adjusted EBITDA for the three and six months ended June 30, 2020 and 2019.

Contacts:

Investors

WaitrIR@icrinc.com

Media

WaitrPR@icrinc.com

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
REVENUE	$60,506	$51,342	$104,749	$99,374
COSTS AND EXPENSES:
Operations and support	30,547	39,698	56,912	75,881
Sales and marketing	2,740	15,339	5,566	25,662
Research and development	1,167	2,149	2,637	4,089
General and administrative	10,094	12,380	20,872	31,298
Depreciation and amortization	2,075	4,824	4,139	8,940
Intangible and other asset impairments	29	—	29	18
Loss on disposal of assets	3	10	11	15
TOTAL COSTS AND EXPENSES	46,655	74,400	90,166	145,903
INCOME (LOSS) FROM OPERATIONS	13,851	(23,058)	14,583	(46,529)
OTHER EXPENSES (INCOME) AND LOSSES (GAINS), NET
Interest expense	2,490	2,190	5,404	3,795
Interest income	(21)	(241)	(81)	(580)
Other expense (income)	712	(123)	675	(173)
NET INCOME (LOSS) BEFORE INCOME TAXES	10,670	(24,884)	8,585	(49,571)
Income tax expense	17	(32)	34	30
NET INCOME (LOSS)	$10,653	$(24,852)	$8,551	$(49,601)
INCOME (LOSS) PER SHARE:
Basic	$0.11	$(0.32)	$0.10	$(0.70)
Diluted	$0.10	$(0.32)	$0.09	$(0.70)
Weighted-average shares used to compute net income (loss) per share:
Weighted average common shares outstanding – basic	95,053,207	72,416,614	85,968,962	68,492,911
Weighted average common shares outstanding – diluted	105,951,232	72,416,614	91,769,460	68,492,911

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

(Unaudited)

	June 30,	December 31,
	2020	2019
ASSETS
CURRENT ASSETS
Cash	$66,702	$29,317
Accounts receivable, net	6,121	3,272
Capitalized contract costs, current	546	199
Prepaid expenses and other current assets	5,506	8,329
TOTAL CURRENT ASSETS	78,875	41,117
Property and equipment, net	3,398	4,072
Capitalized contract costs, noncurrent	1,978	772
Goodwill	106,734	106,734
Intangible assets, net	23,941	25,761
Other noncurrent assets	454	517
TOTAL ASSETS	$215,380	$178,973
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
CURRENT LIABILITIES
Current portion of long-term debt	$12,500	$—
Accounts payable	5,335	4,384
Restaurant food liability	5,528	5,612
Accrued payroll	5,020	5,285
Short-term loans	2,094	3,612
Deferred revenue, current	47	414
Income tax payable	85	51
Other current liabilities	13,923	12,630
TOTAL CURRENT LIABILITIES	44,532	31,988
Long-term debt	103,311	123,244
Accrued workers’ compensation liability	346	463
Deferred revenue, noncurrent	—	45
Other noncurrent liabilities	499	325
TOTAL LIABILITIES	148,688	156,065
STOCKHOLDERS’ EQUITY:
Common stock, $0.0001 par value	10	8
Additional paid in capital	420,368	385,137
Accumulated deficit	(353,686)	(362,237)
TOTAL STOCKHOLDERS’ EQUITY	66,692	22,908
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$215,380	$178,973

CONSOLIDATED CASH FLOW STATEMENTS

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$8,551	$(49,601)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Non-cash interest expense	4,453	1,079
Non-cash advertising expense	—	310
Stock-based compensation	1,450	4,552
Equity issued in exchange for services	—	60
Loss on disposal of assets	11	15
Depreciation and amortization	4,139	8,940
Intangible and other asset impairments	29	18
Amortization of capitalized contract costs	183	1,250
Other non-cash income	(22)	—
Changes in assets and liabilities:
Accounts receivable	(2,849)	(1,734)
Capitalized contract costs	(1,736)	(2,346)
Prepaid expenses and other current assets	2,823	(3,932)
Accounts payable	951	(592)
Restaurant food liability	(84)	6,399
Deferred revenue	(414)	(151)
Income tax payable	34	(25)
Accrued payroll	(265)	4,113
Accrued workers’ compensation liability	(117)	(305)
Other current liabilities	1,650	(2,441)
Other noncurrent liabilities	174	40
Net cash provided by (used in) operating activities	18,961	(34,351)
Cash flows from investing activities:
Purchases of property and equipment	(381)	(990)
Acquisition of Bite Squad, net of cash acquired	—	(192,568)
Other acquisitions	(290)	—
Collections on notes receivable	36	53
Internally developed software	(1,335)	(155)
Proceeds from sale of property and equipment	7	23
Net cash used in investing activities	(1,963)	(193,637)
Cash flows from financing activities:
Waitr shares redeemed for cash	—	(10)
Proceeds from issuance of stock	22,944	50,002
Equity issuance costs	(359)	(4,175)
Proceeds from Additional Term Loans	—	42,080
Proceeds from short-term loans	1,906	5,032
Payments on short-term loans	(3,415)	(658)
Proceeds from exercise of stock options	39	3
Taxes paid related to net settlement on stock-based compensation	(728)	(799)
Net cash provided by financing activities	20,387	91,475
Net change in cash	37,385	(136,513)
Cash, beginning of period	29,317	209,340
Cash, end of period	$66,702	$72,827
Supplemental disclosures of cash flow information:
Cash paid during the period for state income taxes	$—	$30
Cash earned during the period for interest	43	—
Cash paid during the period for interest	951	2,715
Supplemental disclosures of non-cash investing and financing activities:
Stock issued as consideration in Bite Squad acquisition	—	126,574
Conversion of convertible notes to stock	11,888	—
Stock issued in connection with Additional Term Loans	—	3,884
Non-cash gain on debt extinguishment	—	1,897

NON-GAAP FINANCIAL MEASURE

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
NET INCOME (LOSS)	$10,653	$(24,852)	$8,551	$(49,601)
Interest expense	2,490	2,190	5,404	3,795
Income taxes	17	(32)	34	30
Depreciation and amortization	2,075	4,824	4,139	8,940
Stock-based compensation	602	2,549	1,450	4,612
Intangible and other asset impairments	29	—	29	18
Business combination related expenditures	—	7	—	6,956
Costs associated with reduction in force	—	368	—	368
Restructuring expenses	850	—	850	—
ADJUSTED EBITDA	$16,716	$(14,946)	$20,457	$(24,882)